                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1995 95-2 between the Company and First Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1995 to April 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Phyllis A. Knight
                                  -----------------------------
                                    Phyllis A. Knight
                                    Assistant Vice President and
                                     Assistant Controller

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1995

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  5/15/95

                                                  Total $        Per $1,000
                                                  Amount          Original
                                                 --------       -----------
Class A Certificates
- --------------------
(1a) Amount available (including Monthly
     Servicing Fee)                            $6,006,097.63

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any) withdrawn
     for prior Remittance Date                          0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                       6,006,097.63

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate
              (6.80%,unless Weighted Average
               Contract Rate is below 6.80%)           6.80%
          b. Class A-1 Interest                   331,500.00     8.50000000
          c. Class A-2 Remittance Rate
              (7.25%,unless Weighted Average
               Contract Rate is below 7.25%)           7.25%
          d. Class A-2 Interest                   507,500.00     9.06250000
          e. Class A-3 Remittance Rate
              (7.45%,unless Weighted Average
               Contract Rate is below 7.45%)           7.45%
          f. Class A-3 Interest                   325,937.50     9.31250000
          g. Class A-4 Remittance Rate
              (7.85%,unless Weighted Average
               Contract Rate is below 7.85%)           7.85%
          h. Class A-4 Interest                   412,125.00     9.81250000
          i. Class A-5 Remittance Rate
              (8.00%,unless Weighted Average
               Contract Rate is below 8.00%)           8.00%
          j. Class A-5 Interest                   480,000.00    10.00000000
          k. Class A-6 Remittance Rate
              (8.30%,unless Weighted Average
               Contract Rate is below 8.30%)           8.30%
          l. Class A-6 Interest                   510,450.00    10.37500000

     (3)  Amount applied to:
          a. Unpaid Class A Interest
             Shortfall                                   .00            .00


                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1995
                                    Page 2

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  5/15/95

                                                    Total $     Per $1,000
                                                    Amount       Original
                                                   --------     ----------
     (4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                  .00            .00

B.  Principal
     (5)  Formula Principal Distribution
           Amount                              2,797,768.65            N/A
          a. Scheduled Principal                 542,584.96            N/A
          b. Principal Prepayments             1,994,392.99            N/A
          c. Liquidated Contracts                       .00            N/A
          d. Repurchases                         260,790.70            N/A

     (6)  Pool Scheduled Principal
           Balance                           325,458,843.35   991.47688562
    (6a)  Pool Factor                             .99147689

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date (Until Class B Cross-Over Date,
          and on each Remittance Date thereafter
          unless each Class B Principal
          Distribution Test is satisfied, equals
          Class A Principal Balance divided by
          pool Scheduled Principal Balance)          91.00%

     (9)  Class A Percentage for the following
          Remittance Date                            90.92%

    (10)  Class A Principal Distribution:
          a. Class A-1                         2,797,768.65    71.73765769
          b. Class A-2                                  .00            .00
          c. Class A-3                                  .00            .00
          d. Class A-4                                  .00            .00
          e. Class A-5                                  .00            .00
          f. Class A-6                                  .00            .00

    (11)  Class A-1 Principal Balance         36,202,231.35   928.26234231
   (11a)  Class A-1 Pool Factor                   .92826234

    (12)  Class A-2 Principal Balance         56,000,000.00   1000.0000000
   (12a)  Class A-2 Pool Factor                  1.00000000

    (13)  Class A-3 Principal Balance         35,000,000.00   1000.0000000
   (13a)  Class A-3 Pool Factor                  1.00000000

                       GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                 8.00%. 8.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                MONTHLY REPORT
                                  April, 1995
                                    Page 3

                             CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                             TRUST ACCOUNT #3334095-0
                             REMITTANCE DATE:  5/15/95

                                               Total $       Per $1,000
                                               Amount         Original
                                           ---------------  -------------
   (14)  Class A-4 Principal Balance        42,000,000.00    1000.0000000
  (14a)  Class A-4 Pool Factor                 1.00000000

   (15)  Class A-5 Principal Balance        48,000,000.00    1000.0000000
  (15a)  Class A-5 Pool Factor                 1.00000000

   (16)  Class A-6 Principal Balance        49,200,000.00    1000.0000000
  (16a)  Class A-6 Pool Factor                 1.00000000

   (17)  Unpaid Class A Principal Shortfall
         (if any) following current Remittance
         Date                                         .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

   (18)  31-59 days                            743,529.52              26

   (19)  60 days or more                             0.00               0

   (20)  Current Month Repossessions            42,280.81               2

   (21)  Repossession Inventory                 42,280.81               2

Class B Principal Distribution Tests (test must be satisfied on and after the Remittance Date occurring in May 1999)

(22) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                               0%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                                  0%

(23) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                             .23%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                                .08%

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.80%, 7.25%, 7.45%, 7.85%,
                                  8.00%. 8.30%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                   CLASS A1, A2, A3, A4, A5, A6 CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1995
                                     Page 4

                            CUSIP#'S  393505-FS6,FT4,FU1,FV9,FW7,FX5
                            TRUST ACCOUNT #3334095-0
                            REMITTANCE DATE:  5/15/95

(24)  Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from May 1, 1999 to
          April 30, 2000, 6.5% from May 1, 2000 to
          April 30, 2001, 8.5% from May 1, 2001 to
          April 30, 2002 and 9.5% thereafter)                           0%

(25)  Current Realized Losses Test

      (a) Current Realized Losses for current Remittance
          Date                                                           0

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                         0%

(26)      Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions
          on current Remittance Date) divided by pool Scheduled
          Principal Balance for prior Remittance date (must
          equal or exceed 13.5%) and the Class B Principal Balance
          as of such Remittance Date is greater than or equal
          to $6,565,132.00                                           9.00%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT              CUSIP#'S 393505-FY3
                                  April, 1995           TRUST ACCOUNT #3334095-0
                                     Page 5            REMITTANCE DATE:  5/15/95


                                                Total $       Per $1,000
                                                Amount         Original
                                              -----------     ----------
CLASS M1 CERTIFICATES
- ---------------------
 (27) Amount available (including Monthly
      Servicing Fee)                           640,816.48

  A.  Interest
 (28) Aggregate interest
      a. Class M-1 Remittance Rate (8.65%,
          unless Weighted Average Contract
          Rate is below 8.65%)                      8.65%
      b. Class M-1 Interest                    318,968.75      10.81250000

 (29) Amount applied to Class M-1 Interest
       Deficiency Amount                              .00                0

 (30) Remaining unpaid Class M-1 Interest
       Deficiency Amount                              .00                0

 (31) Amount Applied to:
      a. Unpaid Class M-1 Interest Shortfall          .00                0

 (32) Remaining:
      a. Unpaid Class M-1 Interest Shortfall          .00                0

  B.  Principal
 (33) Formula Principal Distribution Amount
      a. Scheduled Principal                          .00              N/A
      b. Principal Prepayments                        .00              N/A
      c. Liquidated Contracts                         .00              N/A
      d. Repurchases                                  .00              N/A

 (34) Class M-1 Principal Balance           29,500,000.00    1000.00000000
(34a) Class M-1 Pool Factor                    1.00000000

 (35) Class M-1 Percentage after prior
      Remittance Date                                .00%

 (36) Class M-1 Percentage for such Remittance
      Date                                           .00%

 (37) Class M-1 Percentage for the following
      Remittance Date                                .00%

 (38) Class M-1 Principal Distribution:
      a. Class M-1                                    .00       0.00000000
      b. Unpaid Class M-1 Principal Shortfall
         (if any) following prior Remittance
         Date                                         .00

 (39) Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance
      Date                                            .00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                 April, 1995

                                          CUSIP#'S 393505-FZ0, GA4
                                          REMITTANCE DATE:  5/15/95

                                                Total $     Per $1,000
                                                Amount       Original
                                               ---------    ----------

Class B1 Certificates
- ---------------------
  (1)  Amount Available less the Class A
       Distribution Amount and Class M-1
       Distribution amount (including Monthly
       Servicing Fee)                          321,847.73

  (2)  Class B-1 Remittance Rate (8.60% unless
       Weighted Average Contract Rate is
       below 8.60%)                                 8.60%

  (3)  Aggregate Class B1 Interest             140,825.00   10.75000000

  (4)  Amount applied to Unpaid Class
       B1 Interest Shortfall                          .00           .00

  (5)  Remaining unpaid Class B1
       Interest Shortfall                             .00           .00

  (6)  Amount applied to Class B1 Interest
       Deficiency Amount                              .00

  (7)  Remaining Unpaid Class B-1 Interest
       Deficiency Amount                              .00

  (8)  Unpaid Class B1 Principal Shortfall
       (if any) following prior Remittance Date       .00

  (9)  Class B Percentage for such Remittance Date
       (until Class B Cross-over Date, and on each
       Remittance Date thereafter unless each Class
       B Principal Distribution Test is satisfied,
       equals zero.  Thereafter, if each Class B
       Principal Distribution Test is satisfied,
       equals 100% minus Class A Percentage)          .00

 (9a)  Class B Percentage for the following
       Remittance Date                                .00

 (10)  Class B1 Principal (Class B Percentage of
       Formula Principal Distribution Amount)         .00

(11a)  Class B1 Principal Shortfall                   .00

(11b)  Unpaid Class B1 Principal Shortfall            .00

 (12)  Class B Principal Balance            29,556,612.00

 (13)  Class B1 Principal Balance           13,100,000.00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                   PASS-THROUGH CERTIFICATES, SERIES 1995-2
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                  April, 1995
                                    Page 2

                                        CUSIP#'S  393505-FZ0, GA4
                                        TRUST ACCOUNT #3334095-0
                                        REMITTANCE DATE:  5/15/95

                                                   Total $      Per $1,000
                                                    Amount       Original
                                                  ---------     ----------
Class B2 and C Certificates
- ---------------------------
  (12)  Remaining Amount Available                181,022.73

  (13)  Class B-2 Remittance Rate (8.80%
        unless Weighted Average Contract
        Rate is less than 8.80%)                       8.80%

  (14)  Aggregate Class B2 Interest               181,022.73    10.99999988

  (15)  Amount applied to Unpaid Class
        B2 Interest Shortfall                            .00            .00

  (16)  Remaining Unpaid Class B2
        Interest Shortfall                               .00            .00

  (17)  Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date         .00

  (18)  Class B2 Principal Liquidation Loss Amount       .00

  (19)  Class B2 Principal (zero until Class B1
        paid down; thereafter, Class B Percentage
        of Formula Principal Distribution Amount)        .00

  (20)  Guarantee Payment                                .00

  (21)  Class B2 Principal Balance             16,456,612.00

  (22)  Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive
        at Amount Available if the Company is
        not the Servicer; deducted from funds
        remaining after payment of Class A
        Distribution Amount, Class M-1 Distribution
        Amount and Class B2 Distribution Amount;
        if the Company is the Servicer)                  .00

  (23)  3% Guarantee Fee                                 .00

  (24)  Class C Residual Payment                         .00

  (25)  Class M-1 Interest Deficiency on such
        Remittance Date                                  .00

  (26)  Class B-1 Interest Deficiency on such
        Remittance Date                                  .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 8.60%, 8.80%
                    PASS-THROUGH CERTIFICATES, SERIES 1995-2
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                  April, 1995
                                     Page 3

                                         CUSIP#'S  393505-FZ0, GA4
                                         TRUST ACCOUNT #3334095-0
                                         REMITTANCE DATE:  5/15/95

                                                   Total $       Per $1,000
                                                    Amount        Original
                                                  ----------    ------------
(27)  Repossessed Contracts                        42,280.81

(28)  Repossessed Contracts Remaining
      in Inventory                                 42,280.81

(29)  Weighted Average Contract Rate                12.03914


                                     GTFC
                                    1995-2
                                  April, 1995
                         Contracts Repurchased Due to
                    Breach of Representation and Warranties




                                                         Repurchase
           Account#       Principal       Interest         Amount
           --------      -----------      ---------      -----------

           60406123        68,921.40         465.22        69,386.62
           60406147        56,721.18         382.87        57,104.05
           75423527        54,124.56         365.34        54,489.90
           97425393        81,023.56         546.91        81,570.47
                         -----------      ---------      -----------

           TOTALS        $260,790.70      $1,760.34      $262,551.04
                         ===========      =========      ===========